Exhibit 99.1

Hestia Insight Inc. Issues Letter to Shareholders on Strategic Transformation

New York, NY, July 9, 2025 (GLOBE NEWSWIRE) -- via NewMediaWire — Hestia Insight Inc. (OTC: HSTA) (“Hestia Insight” and the “Company”), a company previously focused on health and technology services, today released a letter to shareholders outlining a strategic pivot in its business model and corporate vision.

A Strategic Shift to Artificial Intelligence

Hestia Insight Inc. has made the strategic decision to evolve into a full-fledged Artificial Intelligence (AI) technology company. This transformation will position Hestia Insight to develop and commercialize AI-powered solutions for business consulting and capital market advisory services.

The Company’s new AI product offerings will focus on enhancing key areas of business development, with particular emphasis on comprehensive fundraising support through our AI Enhanced Fundraising Services. Similar AI-driven services are also being developed by the Company for other sectors including Healthcare, Fintech and Legal Tech.

A. Pre-Raise Strategy and Asset Building

●	AI creation of “Vibe Coded” Intelligent Prototypes (VIPs) and Minimum Viable Products (MVPs) using AI platforms like Cursor, Replit and Lovable

●	AI-powered provisional patent creation to build defensible IP and prior art analysis

●	Non-provisional patent applications and trademark guidance

●	Comprehensive AI enhanced business and strategic roadmap planning

●	Fractional Chief Strategy Officer services

B. Market Research, Financials and White Papers for a Fundraise

●	AI deep research for Market studies including TAM/SAM/SOM analysis

●	AI-enhanced revenue scenario modeling including 4 statement web apps

●	Company valuation scenarios, comparable and analytics with AI

●	AI deep research white papers with 30-50 pages and 100+ references

C. Investor Materials Preparation

●	AI pitch creation on platforms like Gamma

●	Pitch deck critiques using our AI “Angry VC” web app and prompt system

●	Executive Summary development using our AI web app

●	Video Demos and AI Podcast creation using Eleven Labs and Pictory

●	AI-enhanced investor memorandum using Gemini Deep Research

●	AI-enhanced term sheets and share purchase agreements

●	AI due diligence and Carta data room preparation

D. Investor Outreach and Investor Relations

●	Investor CRM to manage investor pipeline and round closing

●	Targeted investor outreach campaigns

●	Investor relations strategy and ongoing narrative management

●	Follow-up and investor Q&A support

●	Roadshow planning and management

●	Fractional CFO services to support transaction readiness and financial reporting

In addition to developing proprietary AI products, Hestia Insight will aggressively seek to license or represent other exceptional products in its focus areas. This approach is designed to offer clients a more comprehensive and versatile suite of products and services, helping them succeed across all stages of business growth.

Through its AI technology platform, Hestia Insight aims to assist startups, small businesses, and growth-stage companies in accelerating their go-to-market strategies and preparing for investment readiness in a rapidly evolving digital economy.

Discontinuation of Legacy Operations

In alignment with this shift, Hestia Insight will discontinue its legacy operations in:

●	Healthy Vending Services

●	Portable Charging Network Business

This move allows the company to streamline resources and focus on high-growth potential opportunities in AI product development and intellectual property-based consulting.

Board Approval to Raise Capital

To support the company’s strategic transformation, Hestia Insight’s Board of Directors has approved a capital raise of up to $5 million. This will be executed through a combination of equity offerings and/or convertible debt instruments.

Proceeds will be allocated toward:

●	Expansion of the Company’s AI development team

●	Acceleration of research and development initiatives

●	Marketing and deployment of AI-powered consulting tools

●	General corporate purposes

This funding initiative is a critical step in positioning Hestia Insight as a market leader in AI-based business advisory services.

Focus on Growth and Innovation

With a renewed mission and sharpened focus, Hestia Insight is committed to delivering innovative, data-driven solutions that empower entrepreneurs, investors, and organizations to achieve scalable success in today’s competitive marketplace.

About Hestia Insight Inc.

Hestia Insight Inc. (“Hestia Insight” and the “Company”) is an AI-powered capital markets advisory and business consulting firm specializing in comprehensive fundraising solutions for emerging growth companies. Through our proprietary artificial intelligence platform, we guide startups, small businesses, and growth-stage companies through the complete fundraising lifecycle - from pre-raise strategy and asset building to investor outreach and ongoing investor relations.

Our AI Enhanced Fundraising Services encompass four core areas: pre-raise strategy development including MVP creation and IP protection; comprehensive market research and financial modeling; investor materials preparation including pitch decks and due diligence support; and end-to-end investor outreach and relations management. We also provide fractional C-suite services, including Chief Strategy Officer and Chief Financial Officer support, to ensure our clients are transaction-ready and positioned for sustainable growth.

With a focus on transparency, expertise, and cutting-edge AI technology, Hestia Insight is committed to helping clients navigate the complexities of capital raising in today’s competitive marketplace. The Company maintains strategic focus on healthcare and biotech sectors through its two wholly owned operating subsidiaries, Hestia Investments Inc. (“Hestia Investments”) and HSTA Health Inc. (“HSTA Health”), while expanding its AI-powered advisory services across all industry verticals.

Hestia Insight is positioned to make strategic acquisitions of emerging growth companies with unique sciences and technologies and actively seeks licensing opportunities for exceptional products that complement our AI-powered service offerings. Through acquisition, licensing, joint ventures, and direct investment, we continue to build a comprehensive ecosystem of business development and capital markets solutions. For more information about Hestia Insight, please visit the Company’s website: www.hestiainsight.com

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Hestia Insight is subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and, in accordance with the Exchange Act, the Company files periodic reports, documents, and other information with the Securities and Exchange Commission (the “Commission”) relating to our business, financial statements, and other matters. These filings are available to the public on the Commission’s website at http://www.sec.gov.

Safe Harbor Provision

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that are intended to be covered by the safe harbor created thereby. All statements other than statements of historical fact contained herein, including, without limitation, statements regarding the Company’s future financial position, business strategy, plans and objectives, growth and profitability, growth strategy, liquidity and access to public markets, operating expense reduction, and trends in the industry in which the Company operates, are forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expects,” “intends,” “plans,” “projects,” “estimates,” “anticipates,” or “believes” or the negative thereof or any variation thereon or similar terminology or expressions. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from results proposed in such statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can provide no assurance that such expectations will prove to have been correct. Important factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, those factors set forth in the Company’s Annual Report on Form 10-K for the year ended November 30, 2024 and its other filings and submissions with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date made. Except as required by law, the Company assumes no obligation to update or revise any forward-looking statements.

Investor Relations Contact:
Tel: 516.212.0727
Email: corp@hestiainsight.com

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